UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549


                                     FORM 8-K

                                  CURRENT REPORT
      Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  December 27, 2005

                                MSDWCC HELOC TRUST
               Home Equity Loan Asset-Backed Certs., Series 2005-1
              (Exact name of registrant as specified in its charter)

New York (governing law of          333-113543-23
Pooling and Servicing Agreement)    (Commission           N/A
(State or other                     File Number)          IRS EIN
jurisdiction
of Incorporation)



       c/o Wells Fargo Bank, N.A.
       9062 Old Annapolis Road
       Columbia, MD                                         21045
       (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code:  (410) 884-2000

       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

ITEM 8.01  Other Events

 On December 27, 2005 a distribution was made to holders of MSDWCC HELOC TRUST, Home Equity Loan Asset-Backed Certs., Series 2005-1 Trust.


ITEM 9.01  Financial Statements and Exhibits

      (c)  Exhibits


           Exhibit Number               Description

           EX-99.1 Monthly report distributed to holders of Home Equity Loan Asset-Backed Certs., Series 2005-1 Trust, relating to the December 27, 2005 distribution.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                MSDWCC HELOC TRUST
            Home Equity Loan Asset-Backed Certs., Series 2005-1 Trust
                                   (Registrant)

              By:    Wells Fargo Bank, N.A. as Indenture Trustee
              By:   /s/   Beth Belfield as Officer
              By:    Beth Belfield as Officer
              Date:  12/30/2005

                                INDEX TO EXHIBITS


Exhibit Number            Description
EX-99.1                   Monthly report distributed to holders of Home Equity
                          Loan Asset-Backed Certs., Series 2005-1 Trust, relating to the December 27, 2005 distribution.


 EX-99.1

Morgan Stanley Dean Witter Credit Corp HELOC Trust
Home Equity Loan Asset-Backed Certs.


Record Date:             11/30/2005
Distribution Date:       12/27/2005


Morgan Stanley Dean Witter Credit Corp HELOC Trust
Home Equity Loan Asset-Backed Certs.
Series 2005-1


Contact: Customer Service - CTSLink
         Wells Fargo Bank, N.A.
         Securities Administration Services
         7485 New Horizon Way
         Frederick, MD 21703
         www.ctslink.com
         Telephone: (301) 815-6600
         Fax:       (301) 815-6660







                          Certificateholder Distribution Summary

     Class               CUSIP        Certificate            Beginning           Interest
                                     Pass-Through          Certificate       Distribution
                                             Rate              Balance
     Note            55353WAC0           4.38375%       605,563,615.97       2,359,679.56
       L             55353WAD8           0.00000%        15,069,017.34         758,244.90
       O             55353WAE6           0.00000%         9,420,625.69               0.00

Totals                                                  630,053,259.00       3,117,924.46


                             Certificateholder Distribution Summary (continued)

     Class              Principal           Current             Ending              Total       Cummulative
                     Distribution          Realized        Certificate       Distribution          Realized
                                               Loss            Balance                               Losses
     Note           26,357,829.99              0.00     579,205,785.98      28,717,509.55              0.00
       L                     0.00              0.00      15,069,017.34         758,244.90              0.00
       O                     0.00              0.00       9,420,625.69               0.00              0.00

Totals              26,357,829.99              0.00     603,695,429.01      29,475,754.45              0.00


This report has been compiled from information provided to Wells Fargo Bank, N.A., by various third parties, which may include the Servicer, Master Servicer, Special Servicer and others.
Wells Fargo Bank, N.A., has not independently confirmed the accuracy of information received from these third parties and assumes no duty to do so.Wells Fargo Bank, N.A., expressly disclaims any responsibility for the accuracy or completeness of information furnished by third parties.



                                              Principal Distribution Statement

    Class              Original          Beginning          Scheduled          UnScheduled        Accretion         Realized
                           Face        Certificate          Principal            Principal                              Loss
                         Amount            Balance       Distribution         Distribution
     Note        753,650,000.00     605,563,615.97               0.00        26,357,829.99             0.00             0.00
      L                    0.00      15,069,017.34               0.00                 0.00             0.00             0.00
      O                   55.02       9,420,625.69               0.00                 0.00             0.00             0.00

Totals           753,650,055.02     630,053,259.00               0.00        26,357,829.99             0.00             0.00


                        Principal Distribution Statement (continued)

     Class                  Total             Ending             Ending              Total
                        Principal        Certificate        Certificate          Principal
                        Reduction            Balance         Percentage       Distribution
     Note           26,357,829.99     579,205,785.98           0.768534      26,357,829.99
       L                     0.00      15,069,017.34           0.000000               0.00
       O                     0.00       9,420,625.69     171,221.840967               0.00

Totals              26,357,829.99     603,695,429.01           0.801029      26,357,829.99



                                         Principal Distribution Factors Statement

     Class             Original             Beginning             Scheduled            UnScheduled             Accretion
                           Face           Certificate             Principal              Principal
                         Amount               Balance          Distribution           Distribution
     Note        753,650,000.00            803.507750              0.000000              34.973569              0.000000
       L                   0.00              0.000000              0.000000               0.000000              0.000000
       O                  55.02      171221840.966921              0.000000               0.000000              0.000000


                                    Principal Distribution Factors Statement (continued)

    Class                 Realized                  Total                Ending                 Ending                 Total
                              Loss              Principal           Certificate            Certificate             Principal
                                                Reduction               Balance             Percentage          Distribution
     Note                 0.000000              34.973569            768.534182               0.768534             34.973569
      L                   0.000000               0.000000              0.000000               0.000000              0.000000
      O                   0.000000               0.000000    171,221,840.966921          171221.840967              0.000000


                                                 Interest Distribution Statement

     Class          Accrual           Accrual              Current          Beginning             Current            Payment of
                     Dates              Days           Certificate       Certificate/             Accrued        Unpaid Interest
                                                              Rate   Notional Balance            Interest              Shortfall
     Note      11/25/05 - 12/26/05       32               4.38375%     605,563,615.97        2,359,679.56                   0.00
       L                       N/A      N/A               0.00000%      15,069,017.34                0.00                   0.00
       O                       N/A      N/A               0.00000%       9,420,625.69                0.00                   0.00
Totals                                                                                       2,359,679.56                   0.00


                                     Interest Distribution Statement (continued)

      Class                Current       Non-Supported             Total          Remaining                   Ending
                          Interest            Interest          Interest    Unpaid Interest     Certificate/Notional
                      Shortfall(1)           Shortfall      Distribution       Shortfall(2)                  Balance
      Note                    0.00                0.00      2,359,679.56               0.00           579,205,785.98
        L                     0.00                0.00        758,244.90               0.00            15,069,017.34
        O                     0.00                0.00              0.00               0.00             9,420,625.69

Totals                        0.00                0.00      3,117,924.46               0.00

(1,2) Amount also includes coupon cap or basis risk shortfalls,if applicable

                                              Interest Distribution Factors Statement

     Class          Accrual                Original       Current            Beginning                 Current          Payment of
                     Dates                     Face   Certificate  Certificate/Notional                Accrued      Unpaid Interest
                                             Amount          Rate               Balance               Interest            Shortfall
     Note    11/25/05 - 12/26/05     753,650,000.00      4.38375%            803.507750               3.131002             0.000000
       L     N/A                               0.00      0.00000%              0.000000               0.000000             0.000000
       O     N/A                              55.02      0.00000%      171221840.966921               0.000000             0.000000

                                      Interest Distribution Factors Statement (continued)

     Class                   Current          Non-Supported                 Total       Remaining Unpaid               Ending
                            Interest               Interest              Interest               Interest          Certificate/
                        Shortfall(1)              Shortfall          Distribution           Shortfall(2)      Notional Balance
     Note                   0.000000               0.000000              3.131002               0.000000            768.534182
       L                    0.000000               0.000000              0.000000               0.000000              0.000000
       O                    0.000000               0.000000              0.000000               0.000000      171221840.966921

(1,2) Amount also includes coupon cap or basis risk shortfalls,if applicable.

Per $1 denomination.


                                        CERTIFICATEHOLDER ACCOUNT STATEMENT

                                                CERTIFICATE ACCOUNT

Beginning Balance                                                                                              0.00

Deposits
     Payments of Interest and Principal                                                               29,786,564.44
     Reserve Funds and Credit Enhancements                                                                     0.00
     Proceeds from Repurchased Loans                                                                           0.00
     Servicer Advances                                                                                         0.00
     Realized Loss (Gains, Subsequent Expenses & Recoveries)                                                   0.00
     Prepayment Penalties                                                                                      0.00
     Swap/Cap Payments                                                                                         0.00
Total Deposits                                                                                        29,786,564.44

Withdrawals
     Swap Payments                                                                                             0.00
     Reserve Funds and Credit Enhancements                                                                     0.00
     Total Administration Fees                                                                           310,809.99
     Payment of Interest and Principal                                                                29,475,754.45
Total Withdrawals (Pool Distribution Amount)                                                          29,786,564.44
Ending Balance                                                                                                 0.00


                                PREPAYMENT/CURTAILMENT INTEREST SHORTFALL
Total Prepayment/Curtailment Interest Shortfall                                                      0.00
Servicing Fee Support                                                                                0.00

Non-Supported Prepayment/Curtailment Interest Shortfall                                              0.00


                                        ADMINISTRATION FEES
Gross Servicing Fee                                                                     255,299.99
Credit Enhancer Premium                                                                  55,510.00
Supported Prepayment/Curtailment Interest Shortfall                                           0.00

Total Administration Fees                                                               310,809.99

                                                  OTHER ACCOUNTS

           Account Name                                 Funds In (A)          Funds Out(B)       Net Amount(A - B)

     Financial Guaranty                                         0.00                  0.00                    0.00

                                     COLLATERAL STATEMENT
Collateral Description                                                       6 Month LIBOR ARM
Weighted Average Gross Coupon                                                        6.530371%
Weighted Average Net Coupon                                                          6.044126%
Weighted Average Pass-Through Rate                                                   5.938402%
Weighted Average Remaining Term                                                              0

Beginning Scheduled Collateral Loan Count                                                8,424
Number Of Loans Paid In Full                                                                 0
Ending Scheduled Collateral Loan Count                                                   8,424

Beginning Scheduled Collateral Balance                                          614,984,241.66
Ending Scheduled Collateral Balance                                             603,895,429.01
Ending Actual Collateral Balance at 30-Nov-2005                                 603,895,429.01

Monthly P&I Constant                                                                      0.00
Special Servicing Fee                                                                     0.00
Prepayment Penalty Waived Amount                                                          0.00
Prepayment Penalty Waived Count                                                              0
Prepayment Penalty Paid Amount                                                            0.00
Prepayment Penalty Paid Count                                                                0
Realized Loss Amount                                                                      0.00
Cumulative Realized Loss                                                              8,036.80





                            Additional Reporting - Deal Level

                                 Miscellaneous Reporting
Premium Amount                                                                  55,510.00
Current Period Additional Balances                                          12,220,083.23
Specified Overcollateralization Amt                                          9,420,625.69
Principal Collections                                                       38,577,913.22
Interest Collections                                                         3,428,734.45
Realized Loss Amount                                                                 0.00
Cumulative Realized Losses                                                       8,036.80



                               LOAN STATUS STRATIFICATION/CREDIT ENHANCEMENT STATEMENT

             DELINQUENT          BANKRUPTCY           FORECLOSURE         REO                  TOTAL

             No of Loans         No of Loans          No of Loans         No of Loans          No of Loans
             Principal Balance   Principal Balance    Principal Balance   Principal Balance    Principal Balance

0-29 Days                        18                   0                   0                    18
                                 1,090,133.72         0.00                0.00                 1,090,133.72

30 Days      10                  2                    0                   0                    12
             502,286.23          228,413.58           0.00                0.00                 730,699.81

60 Days      2                   0                    0                   0                    2
             149,608.99          0.00                 0.00                0.00                 149,608.99

90 Days      0                   1                    0                   0                    1
             0.00                34,501.19            0.00                0.00                 34,501.19

120 Days     0                   0                    1                   0                    1
             0.00                0.00                 150,404.40          0.00                 150,404.40

150 Days     2                   1                    0                   0                    3
             50,000.00           67,871.76            0.00                0.00                 117,871.76

180+ Days    0                   0                    0                   0                    0
             0.00                0.00                 0.00                0.00                 0.00

Totals       14                  22                   1                   0                    37
             701,895.22          1,420,920.25         150,404.40          0.00                 2,273,219.87

             No of Loans         No of Loans          No of Loans         No of Loans          No of Loans
             Principal Balance   Principal Balance    Principal Balance   Principal Balance    Principal Balance

0-29 Days                        0.213675%            0.000000%           0.000000%            0.213675%
                                 0.180517%            0.000000%           0.000000%            0.180517%

30 Days      0.118708%           0.023742%            0.000000%           0.000000%            0.142450%
             0.083174%           0.037823%            0.000000%           0.000000%            0.120998%

60 Days      0.023742%           0.000000%            0.000000%           0.000000%            0.023742%
             0.024774%           0.000000%            0.000000%           0.000000%            0.024774%

90 Days      0.000000%           0.011871%            0.000000%           0.000000%            0.011871%
             0.000000%           0.005713%            0.000000%           0.000000%            0.005713%

120 Days     0.000000%           0.000000%            0.011871%           0.000000%            0.011871%
             0.000000%           0.000000%            0.024906%           0.000000%            0.024906%

150 Days     0.023742%           0.011871%            0.000000%           0.000000%            0.035613%
             0.008280%           0.011239%            0.000000%           0.000000%            0.019519%

180+ Days    0.000000%           0.000000%            0.000000%           0.000000%            0.000000%
             0.000000%           0.000000%            0.000000%           0.000000%            0.000000%

Totals       0.166192%           0.261159%            0.011871%           0.000000%            0.439221%
             0.116228%           0.235292%            0.024906%           0.000000%            0.376426%


                                               OTHER INFORMATION
Current Period Class A Insufficient Funds                                                                  0.00
Principal Balance of Contaminated Properties                                                               0.00
Periodic Advance                                                                                           0.00
